Exhibit 10.1

SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of August 14, 2019 (the "Second Amendment Effective Date"), is by and among CARBON APPALACHIA ENTERPRISES, LLC, a Delaware limited liability company ("CAE"), and NYTIS EXPLORATION (USA) INC., a Delaware corporation ("Nytis USA", and together with CAE, collectively, "Borrowers", and each, individually, a "Borrower"), each of the Subsidiaries party hereto (collectively, the "Guarantors" and each a "Guarantor"), LEGACYTEXAS BANK, as the Administrative Agent (the "Administrative Agent"), and the Lenders party hereto.

WHEREAS, Borrowers, the financial institutions from time to time party thereto (the "Lenders"), and Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of December 31, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

WHEREAS, Borrowers have advised Administrative Agent and the Lenders that certain Events of Default have occurred under the Credit Agreement as the result of Borrowers' failure to comply with (i) the reporting requirement set forth in Section 7.1(p) of the Credit Agreement for the fiscal quarter ending March 31, 2019, and (ii) the Current Ratio financial covenant set forth in Section 9.2 of the Credit Agreement for the fiscal quarter ending June 30, 2019 (the foregoing Events of Default, collectively, the "Specified Defaults");

WHEREAS, Borrowers have requested Administrative Agent and the Lenders to agree to amend the Credit Agreement and waive the Specified Defaults as hereinafter provided, and, subject to the terms and conditions set forth herein, Administrative Agent and the Lenders are willing to agree to such amendments and limited waiver, all as hereinafter provided; and

WHEREAS, Borrowers, the Guarantors, the Lenders and Administrative Agent acknowledge that the terms of this Amendment constitute an amendment and modification of, and not a novation of, the Credit Agreement and the other Loan Documents.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.        Definitions. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2.        Amendments to Credit Agreement. Subject to satisfaction of the conditions to effectiveness set forth in Section 3 of this Amendment, the parties hereto agree as follows:

(a)              Amendment to Section 8.19 of the Credit Agreement. Section 8.19 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 8.19 Certain Accounts Payable.

(a)       On or before September 30, 2019, for each well whose reserves or projected cash flow are from time to time included in any Reserve Report, there shall be no accounts payable outstanding more than 90 days after the due date under or in connection with an authorization for expenditure that are associated with such well, other than those that are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been established.

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(b)       Commencing as of October 1, 2019 and thereafter, there shall be no accounts payable outstanding more than 90 days after the due date, other than accounts payable that are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been established.

(b)             New Section 9.3 of the Credit Agreement. A new Section 9.3 is hereby added to the end of Article 9 of the Credit Agreement to read in its entirety as follows:

Section 9.3 Minimum Liquidity. Borrowers shall not permit the Liquidity to be less than $3,000,000 at any time.

SECTION 3.        Conditions of Effectiveness. The amendments set forth in Section 2 of this Amendment, the agreements and covenants set forth in Section 4 of this Amendment, the limited waiver set forth in Section 5 of this Amendment, as well as any other terms and conditions set forth herein, shall be effective as of Second Amendment Effective Date, provided that Administrative Agent shall have received each of the following:

(a)              a counterpart of this Amendment executed by Borrowers, the Guarantors and the Lenders; and

(b)             such other certificates, documents, consents or instruments as Administrative Agent may reasonably require.

SECTION 4.        Agreement Regarding Asset Sale; Sale Milestones. The Borrowers hereby covenant and agree that:

(a)              The Borrowers shall solicit offers from third-parties to purchase certain Property of the Borrowers and their respective Subsidiaries in one or a series of transactions (collectively, the “Sale”) and comply with all other covenants, agreements, and deliverable and timing requirements set forth in clauses (b) and (c) below.

(b)             On or before December 31, 2019 (or such later date as agreed to in writing by Administrative Agent in its sole discretion) (such date, the "LOI Date"), the Borrowers shall deliver to Administrative Agent evidence reasonably satisfactory to Administrative Agent that Borrowers have received one or more executed letters of intent from a reputable purchaser (each such letter, an "LOI") or other offer in connection with the Sale.

(c)              As soon as possible, but in any event within sixty (60) days after the LOI Date (or such later date as agreed to in writing by Administrative Agent in its sole discretion), the Borrowers shall (i) have consummated the Sale and the related transactions in connection with the LOIs, (ii) generate or receive proceeds in connection with the Sale in an amount equal to or greater than $2,000,000, and (iii) upon consummation of the Sale, immediately prepay the principal of the Loans with proceeds from the Sale in an amount equal to or greater than $2,000,000 on such date.

SECTION 5.        Specified Defaults; Limited Waiver.

(a)              Specified Defaults. Borrowers have requested that Administrative Agent and the Lenders waive the Specified Defaults. Subject to the terms and conditions of this Amendment, Administrative Agent and the Lenders hereby waive the Specified Defaults.

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(b)             Limited Waiver. Except for the limited waiver set forth in Section 5(a) and except as otherwise provided herein, no provision hereof shall constitute a waiver of any of the terms or conditions of the Credit Agreement or any other Loan Document other than those terms or conditions expressly addressed herein (and even in such instance, only to the extent explicitly addressed herein). Other than as expressly set forth in this Amendment, nothing contained in this Amendment shall be construed as a waiver of any Default or Event of Default or a consent to any action or inaction by any Borrower, any Guarantor or any other Obligated Party, nor shall it be construed as a course of dealing or conduct on the part of any Lender. All rights and remedies now or hereafter available to Administrative Agent or any Lender are hereby reserved. The limited waiver set forth herein shall be effective only in this specific instance and for the specific purpose for which it is given, and this limited waiver shall not entitle any Borrower to any other or further waiver or consent in any similar or other circumstance.

SECTION 6.        Acknowledgment and Ratification. As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, each of Borrowers and each of the Guarantors acknowledges and agrees that (a) the execution, delivery, and performance of this Amendment shall, except as expressly provided herein, in no way release, diminish, impair, reduce, or otherwise affect the obligations of such Person under the Loan Documents to which such Person is a party, (b) acknowledges and agrees that each Loan Document to which such Person is a party shall remain in full force and effect and shall each continue to be the legal, valid and binding obligations of such Person enforceable against such Person in accordance with its terms, and (c) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, any of the Loan Documents.

SECTION 7.        Representations and Warranties. Before and after giving effect to this Amendment, the Borrowers hereby confirm that (a) the representations and warranties of each Borrower and each other Obligated Party contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent such representations and warranties are qualified by materiality, in which case they shall be true and correct in all respects) on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except to the extent such representations and warranties are qualified by materiality, in which case they shall be true and correct in all respects) as of such earlier date, and (b) no Default or Event of Default shall have occurred and be continuing (other than the Specified Defaults).

SECTION 8.        Administrative Agent and the Lenders Make No Representations or Warranties. By execution of this Amendment, neither Administrative Agent nor any Lender (a) makes any representation or warranty or assumes any responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Amendment, the Credit Agreement, the Loan Documents or any other instrument or document furnished pursuant hereto or thereto, or (b) makes any representation or warranty or assumes any responsibility with respect to the financial condition of any Borrower, any Guarantor or any other Person or the performance or observance by such Persons of any of their obligations under the Loan Documents or any other instrument or document furnished pursuant thereto.

SECTION 9.        Effect of Amendment. This Amendment (a) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement, the other Loan Documents or any of the instruments or agreements referred to therein, (b) except as expressly provided herein, shall not prejudice any right or rights which Administrative Agent or the Lenders may now or hereafter have under or in connection with the Credit Agreement or any other Loan Document, including, without limitation, the right to accelerate the Obligations, institute foreclosure proceedings, exercise their respective rights under the UCC or other applicable Law, and/or institute collection proceedings against any Borrower, any Guarantor, or any other Obligated Party, to the extent provided therein or by Law, and (c) except as expressly provided herein, shall not be deemed to be a waiver of any existing or future Default or Event of Default under the Credit Agreement or any other Loan Document.

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SECTION 10.     Miscellaneous. This Amendment shall be governed by, and construed in accordance with, the Laws of the State of Texas. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart. This Amendment, and any documents required or requested to be delivered pursuant to Section 3 hereof, may be delivered by telecopy or pdf transmission of the relevant signature pages hereof and thereof, as applicable.

SECTION 11.     NOTICE OF FINAL AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of page intentionally left blank. Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

BORROWERS:

CARBON APPALACHIA ENTERPRISES, LLC

By:	/s/ Patrick R. McDonald
Patrick R. McDonald
President

NYTIS EXPLORATION (USA) INC.

By:	/s/ Patrick R. McDonald
Patrick R. McDonald
President

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GUARANTORS:

APPALACHIA GAS SERVICES, LLC

By:	/s/ Patrick R. McDonald
Patrick R. McDonald
President

CARBON APPALACHIA GROUP, LLC

By:	/s/ Patrick R. McDonald
Patrick R. McDonald
President

CARBON APPALACHIAN COMPANY, LLC

By:	/s/ Patrick R. McDonald
Patrick R. McDonald
President

CARBON TENNESSEE MINING COMPANY, LLC

By:	/s/ Patrick R. McDonald
Patrick R. McDonald
President

CARBON WEST VIRGINIA COMPANY LLC

By:	/s/ Patrick R. McDonald
Patrick R. McDonald
President

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GUARANTORS:

COALFIELD PIPELINE COMPANY

By:	/s/ Patrick R. McDonald
Patrick R. McDonald
President & CEO

CRANBERRY PIPELINE CORPORATION

By:	/s/ Patrick R. McDonald
Patrick R. McDonald
President

KNOX ENERGY, LLC

By:	Carbon Appalachia Enterprises, LLC,
its sole Member

By:	/s/ Patrick R. McDonald
Patrick R. McDonald
President

NYTIS EXPLORATION COMPANY LLC

By:	Nytis Exploration (USA) Inc.,
its sole Manager

By:	/s/ Patrick R. McDonald
Patrick R. McDonald
President

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ADMINISTRATIVE AGENT:

LEGACYTEXAS BANK

By:	/s/ Michael Dombroski
Michael Dombroski
Managing Director

LENDER:

LEGACYTEXAS BANK

By:	/s/ Michael Dombroski
Michael Dombroski
Managing Director

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LENDERS:

EAST WEST BANK

By:	/s/ Mary Lou Allen
Name:	Mary Lou Allen
Title:	Portfolio Manager

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LENDERS:

SIMMONS BANK, an Arkansas Chartered Bank

By:	/s/ Zachary Holly
Name:	Zachary Holly
Title:	Vice President

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LENDERS:

CIT BANK, N.A.

By:	/s/ Stewart McLeod
Name:	Stewart McLeod
Title:	Director

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